UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported)	January 22, 2007

BANK OF HAWAII CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

130 Merchant Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number,
including area code)	(808) 537-8430

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.               Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2007, Richard C. Keene announced his intention to resign from his position as the Chief Financial Officer of Bank of Hawaii Corporation.  The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 2.02.               Results of Operations and Financial Conditions.

On January 22, 2007 Bank of Hawaii Corporation announced its results of operations for the quarter ending December 31, 2006.  The public announcement was made by means of a press release, the text of which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.                                              Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.

99.1                       January 22, 2007 Press Release

99.2                       January 22, 2007 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2007	BANK OF HAWAII CORPORATION

/s/ CYNTHIA G. WYRICK
Cynthia G. Wyrick
Executive Vice President and Corporate Secretary